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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 25, 2003

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                        Generex Biotechnology Corporation
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             (Exact name of registrant as specified in its charter)


          Delaware                     000-25169                  98-0178636
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      (State or other                 (Commission               (IRS Employer
jurisdiction of Incorporation)        File Number)           Identification No.)


    33 Harbour Square, Suite 202, Toronto, Ontario Canada          M5J 2G2
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         (Address of principal executive offices)                (Zip Code)


         Registrant's telephone number, including area code 416/364-2551


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          (Former name or former address, if changed since last report)




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Item 5.   Other Events.

Generex Biotechnology Corporation today announced that its annual meeting will be held on Wednesday, March 19, 2003 at 10:00 a.m. (local time) at St. Lawrence Hall, 157 King Street East, Toronto, Ontario, Canada M5E 1C4. The Board of Directors established the close of business on February 19, 2003 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the annual meeting and any adjournment or postponement thereof.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         GENEREX BIOTECHNOLOGY CORPORATION


Dated: February 25, 2003                  By: /s/ Rose C. Perri
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                                              Rose C. Perri, Chief Operating
                                              Officer and acting Chief Financial
                                              Officer